UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

TUBEMOGUL, INC.

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for  the Annual Meeting of Stockholders to be held on June 16, 2016   1250 53rd Street, Suite 2, Emeryville, California, 94608   You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use  this notice to vote these shares. This communication presents  only an overview of the more complete proxy materials that are  available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy  materials before voting.   The Notice, Proxy Statement and Annual Report are available at   www.viewproxy.com/tubemogul/2016  If you want to receive a paper or e-mail copy of these documents,  you must request one. There is no charge to you for requesting  a copy. Please make your request for a copy as instructed below  on or before June 7, 2016 to facilitate timely delivery.   Important information regarding the Internet availability of the  Company’s proxy materials, instructions for accessing your  proxy materials and voting online and instructions for requesting  paper or e-mail copies of your proxy materials are provided on  the reverse side of this Notice.   STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.   To the Stockholders of TubeMogul, Inc.   Notice is hereby given that the 2016 Annual Meeting of Stockholders of TubeMogul, Inc. will be held on June 16,  2016 at 11:00 a.m. Pacific Time at TubeMogul, Inc., 1250 53rd Street, Suite 2, Emeryville, California, 94608 for the  following purposes:   1.  To elect a Class II director to hold office for a 3-year term until his respective successor is elected and qualified.  01. David Toth  2.  To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the  fiscal year ending December 31, 2016.  The Board of Directors recommends you vote FOR all proposals.   The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.   Material for this annual meeting and future meetings may be requested by one of the following methods:   To view your proxy materials online, go to www.viewproxy.com/tubemogul/2016.  Have the 11 digit control number available when you access the website and follow the instructions.    INTERNET  TELEPHONE  E-MAIL  877-777-2857 TOLL FREE   requests@viewproxy.com   * If requesting material by e-mail, please send a blank e-mail with the company name and your  11 digit control number (located below) in the subject line. No other requests, instructions or  other inquiries should be included with your e-mail requesting material.  You must use the 11 digit control number located in the box below.   CONTROL NO.

1250 53rd Street, Suite 2, Emeryville, California, 94608   PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE   The following proxy materials are available to you for review at: www.viewproxy.com/tubemogul/2016  Notice, Proxy Statement and Annual Report    ACCESSING YOUR PROXY MATERIALS ONLINE   Have this notice available when you request a paper copy of the proxy materials or  to vote your proxy electronically.   You must reference your control number to vote by Internet or request a paper copy of the proxy materials.   You May Vote Your Proxy When You View The Materials On The Internet  You Will Be Asked To Follow The Prompts To Vote Your Shares    Your electronic vote authorizes the named proxies to vote your shares in the same manner  as if you marked, signed, dated and returned the proxy card.   REQUESTING A PAPER COPY OF THE PROXY MATERIALS   By telephone please call 1-877-777-2857   or  By logging onto http://www.viewproxy.com/tubemogul/2016  or    By email at: requests@viewproxy.com    Please include the company name and your control number in the subject line.